Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.4144%



        Excess Protection Level
          3 Month Average  6.24%
          July, 1999  5.98%
          June, 1999  5.15%
          May, 1999  7.58%


        Cash Yield                                  18.70%


        Investor Charge Offs                        4.97%


        Base Rate                                   7.75%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,456,383,517.80